UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018

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DONGXING INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-54112	16-1783194
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3F, No. 26, Hengshan Road, Nangang District, Harbin, Heilongjiang Province, P.R. China 150001

(Address of Principal Executive Office) (Zip Code)

86-1394-000887

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

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Item 5.03	Amendments to Articles of Incorporation or Bylaws

On August 9, 2018 the Registrant filed a Certificate of Amendment of Certificate of Incorporation. The Amendment effected a 1-for-2,000,000 reverse split of the Registrant's common stock. The Amendment further provided that any fractional shares resulting from the reverse split will be purchased by the Registrant for a price based on Ten Cents ($.10) per full share, upon delivery of the stock certificate to the Registrant's transfer agent.

The Amendment further provided that after giving effect to the reverse split, a 6,000,000-for-1 forward split of the common stock was implemented.

Item 9.01	Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on August 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dongxing International Inc.

Date: August 13, 2018	By:	/s/ Cheng Zhao Cheng Zhao, Chief Executive Officer

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